UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

ANNUITY AND LIFE RE (HOLDINGS), LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-16561	Not Applicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1	Press Release dated August 14, 2003

99.2	Unaudited Supplemental Financial Information

Item 12. Results of Operations and Financial Condition.

     The following information, furnished under “Item 12. Results of Operations and Financial Condition,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On August 14, 2003, the Company issued a press release, which is attached hereto as Exhibit 99.1, and posted on its website unaudited supplemental financial information, which is attached hereto as Exhibit 99.2. Exhibits 99.1 and 99.2 are both incorporated herein by reference. The press release and the supplemental financial information disclosed material non-public information regarding the Company’s results of operations for the three month period ended June 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.

Date:	August 14, 2003	By:	/s/ John F. Burke

John F. Burke Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated August 14, 2003

99.2	Unaudited Supplemental Financial Information